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MORGAN STANLEY FUNDS

ACTIVE ASSETS -- INSTITUTIONAL MONEY TRUST
                 INSTITUTIONAL GOVERNMENT SECURITIES TRUST

TWO SEPARATE MONEY MARKET FUNDS OFFERED EXCLUSIVELY TO INVESTORS WHO HAVE AN ACTIVE ASSETS ACCOUNT(R) OR BUSINESSCAPE(R) ACCOUNT WITH MORGAN STANLEY DW INC.

[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
OCTOBER 28, 2005

CONTENTS

ELIGIBLE INVESTORS/OVERVIEW                                       1

THE FUNDS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

     Investment Objectives                                        2
     Principal Investment Strategies                              2
     Principal Risks                                              2
     Past Performance                                             4
     Fees and Expenses                                            5
     Portfolio Holdings                                           5

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

     Investment Objectives                                        6
     Principal Investment Strategies                              6
     Principal Risks                                              7
     Past Performance                                             8
     Fees and Expenses                                            9
     Portfolio Holdings                                           9

FUND MANAGEMENT                                                  10

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                         12
     How Are Fund Investments Made?                              12
     How are Fund Shares Sold?                                   13
     Distributions                                               15
     Frequent Purchases and Redemptions                          15
     Tax Consequences                                            15
     Additional Information                                      16

FINANCIAL HIGHLIGHTS                                             17

This PROSPECTUS contains important information about the Funds. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS/OVERVIEW

Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund," and together, the "Funds") are two separate money market funds offered exclusively to investors who have an Active Assets Account or BusinesScape Account (the "Accounts") with Morgan Stanley DW Inc. ("Morgan Stanley DW"). (Morgan Stanley DW is affiliated with Morgan Stanley Investment Advisors Inc., the Funds' "Investment Adviser.")

The various account and service fees charged in connection with your Account are currently waived for investors in the Funds. At any time, Morgan Stanley DW may change the fees charged and the services provided in connection therewith, as set forth in the Account agreements. For details on the Accounts, please read the respective Account agreement.

The minimum amount required to make an initial investment in either Fund is $5 million. Thereafter, the value of your investment must be maintained at a minimum of $2 million. The Investment Adviser, in its sole discretion, may waive these requirements in certain circumstances.

THE FUNDS
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

INVESTMENT OBJECTIVES

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The Fund is a money market fund that seeks high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

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The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund may invest in the following money market securities:
-  Commercial paper.
- Corporate debt obligations, including but not limited to commercial paper and certificates of deposit.
- Debt obligations of U.S.-regulated banks (including domestic branches of foreign banks) and instruments secured by those obligations (including certificates of deposit).
-  Certificates of deposit of savings banks and savings and loan associations.
- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
- Repurchase agreements (which may be viewed as a type of secured lending by the Fund).
-  U.S. dollar-denominated foreign bank obligations.
- Adjustable rate government securities with final maturities in excess of 397 days.
-  Asset-backed securities.
-  Promissory notes and funding agreements.
-  Tax-exempt variable rate demand notes.

PRINCIPAL RISKS

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There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Adviser actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

PROMISSORY NOTES AND FUNDING AGREEMENTS RISK. The Fund may invest in unsecured promissory notes and funding agreements. The secondary market, if any, for unsecured promissory notes and funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Fund may invest up to 10% in illiquid securities, including unsecured promissory notes and funding agreements.

ASSET-BACKED SECURITIES RISK. The Fund may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

TAX-EXEMPT VARIABLE RATE DEMAND NOTES RISK. The Fund may invest in tax-exempt variable rate demand notes. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.

FOREIGN MONEY MARKET SECURITIES. The Fund may invest in U.S. dollar-denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Investment Adviser determines they are of comparable quality to the Fund's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

PAST PERFORMANCE

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The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

2001    4.19%
2002    1.67%
2003    1.03%
2004    1.25%

The year-to-date total return as of September 30, 2005 was 2.15%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.41% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.22% (quarter ended March 31, 2004).

[SIDENOTE]

ANNUAL TOTAL RETURNS.

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST FOUR CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                        LIFE OF FUND
                                                 PAST 1 YEAR     (SINCE FEBRUARY 15, 2000)
Active Assets Institutional Money Trust              1.25%                  2.82%


For the Fund's most recent 7-day annualized yield you may call toll-free
(800) 869-NEWS.

FEES AND EXPENSES

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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.

ANNUAL FUND OPERATING EXPENSES

Advisory fee*                                                      0.10%
Distribution and service (12b-1) fees                              None
Other expenses*                                                    0.08%
                                                                   -----
Total annual Fund operating expenses(1)                            0.18%

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* Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1) The Investment Adviser and the Administrator have agreed to assume all operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in the Investment Advisory and Administrative Agreements, as applicable, to the extent that such expenses and compensation on an annualized basis exceed 0.20% of the average daily net assets of the Fund. This arrangement had no effect on the expenses set forth in the table above.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

     1 YEAR    3 YEARS    5 YEARS    10 YEARS
     $   18     $  58     $  101     $   230

PORTFOLIO HOLDINGS

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A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

ANNUAL FUND OPERATING EXPENSES.

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

THE FUNDS
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVES

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The Fund is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

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The Fund invests at least 80% of its assets in high quality, short-term U.S. government securities. In selecting investments, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund may invest in the following U.S. government securities:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
- Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.
- Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks.
- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

The Fund also may invest up to 10% of its assets in Federal Deposit Insurance Corporation ("FDIC") insured certificates of deposit of banks and savings and loan institutions, and adjustable rate government securities with final maturities in excess of 397 days.

In addition, the Fund may invest in repurchase agreements which may be viewed as a type of secured lending by the Fund.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Fund's U.S. government securities investments. Repurchase agreements and insured certificates of deposit may involve a greater degree of credit risk. The Investment Adviser, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURN--CALENDAR YEAR

2003    1.09%
2004    1.30%

The year-to-date total return as of September 30, 2005 was 2.15%.

During the period shown in the bar chart, the highest return for a calendar quarter was 0.48% (quarter ended December 31, 2004) and the lowest return for a calendar quarter was 0.23% (quarter ended March 31, 2004).

[SIDENOTE]

ANNUAL TOTAL RETURNS.

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TWO CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                                    LIFE OF FUND
                                                              PAST 1 YEAR     (SINCE NOVEMBER 4, 2002)
Active Assets Institutional Government Securities Trust          1.30%                  1.21%


For the Fund's most recent 7-day annualized yield you may call toll-free
(800) 869-NEWS.

FEES AND EXPENSES

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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.

ANNUAL FUND OPERATING EXPENSES

Advisory fee*                                                       0.10%
Distribution and service (12b-1) fees                               None
Other expenses                                                      0.10%
                                                                    -----
Total annual Fund operating expenses(1)                             0.20%

--------------------------

* Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1) Through April 30, 2006, the Investment Adviser and the Administrator have agreed to cap the operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in the Investment Advisory and Administration Agreements with the Fund, as applicable, as follows:
     0.10% of the Fund's daily net assets not exceeding $500 million; 0.15% of the Fund's daily net assets exceeding $500 million but not exceeding $750 million; and 0.20% of the Fund's daily net assets exceeding $750 million. Thereafter, the Investment Adviser and the Administrator have agreed to assume all operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in the Investment Advisory and Administrative Agreements, as applicable, to the extent that such expenses and compensation on an annualized basis exceed 0.20% of the average daily net assets of the Fund. The fees disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser and the Administrator to the extent such operating expenses exceed 0.20% of the average daily net assets of the Fund. For the year ended June 30, 2005, taking the waiver/assumption into account, the total operating expenses of the Fund were 0.10%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

     1 YEAR    3 YEARS    5 YEARS    10 YEARS
     $   20     $  64     $  113     $   255

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

ANNUAL FUND OPERATING EXPENSES.

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

FUND MANAGEMENT

Each Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Funds had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to each Fund's investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.15% of the daily net assets of each Fund.

For the fiscal year ended June 30, 2005, each Fund accrued total compensation to the Investment Adviser amounting to 0.12% of each Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved for each Fund an amended and restated investment advisory agreement to remove the administrative services component from each Fund's Management Agreement and to reduce the investment advisory fee to the annual rate of 0.10% of the daily net assets of each Fund. The administrative services previously provided to the Funds by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by each Fund with the Administrator. Such change resulted in a 0.05% reduction in the advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement.

In the case of Active Assets Institutional Government Securities Trust, the Investment Adviser and Administrator have capped the Fund's expenses and waived the compensation provided for in its respective Investment Advisory and Administration Agreements with the Fund as follows through April 30, 2006: 0.10% of the Fund's daily net assets not exceeding $500 million; 0.15% of the Fund's daily net assets exceeding $500 million but not exceeding $750 million; and 0.20% of the Fund's daily net assets exceeding $750 million.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY, HAD APPROXIMATELY $100 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF SEPTEMBER 30, 2005.

Thereafter, in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Adviser and the Administrator have agreed, under each respective Investment Advisory Agreement and Administration Agreement, to assume Fund operating expenses (except for brokerage fees) and to waive the compensation provided under each agreement to the extent such operating expenses and compensation exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the fees under the Investment Advisory Agreement and the Administration Agreement below 0.15% for the Funds. For example, in the case of Active Assets Institutional Money Trust, if "other expenses" are estimated to be 0.06% of the Fund's average daily net assets, then the investment advisory and administration fee paid by the Fund would equal 0.14% of the Fund's average daily net assets. If in the future "other expenses" decline to 0.05% of the Fund's average daily net assets, the investment advisory and administration fee paid by the Fund would equal 0.15% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in each Fund's annual report to shareholders for the fiscal year ended June 30, 2005.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

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The price of each Fund's shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

The net asset value per share of each Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open. On days when the New York Stock Exchange closes prior to such time, the net asset value per share of the Funds will be determined at such earlier time. Shares will not be priced on days that the New York Stock Exchange is closed.

HOW ARE FUND INVESTMENTS MADE?

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Cash balances in your Account that are not invested in securities or other investments will be automatically invested in shares of the Fund of your choice on each day that the New York Stock Exchange is open for business. Investors with an Account may select any fund offered as a sweep investment, including the Funds and Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust. Certain investor's are no longer able to select Active Assets Money Trust or Active Assets Government Securities Trust. In each case, please read the respective fund's prospectus carefully prior to making an investment decision. You may change your investment selection at any time by notifying your Morgan Stanley Financial Advisor. Upon selecting a different fund, your shares held in the previously designated fund will automatically be sold and reinvested in shares of the newly selected fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

WIRING MONEY TO YOUR ACCOUNT. If you want to purchase Fund shares by wiring federal funds to your account, contact your Morgan Stanley Financial Advisor. If your wire is received prior to 4:00 p.m. Eastern time, your money will be invested in shares of the selected Fund on that day at the Fund's share price calculated on that day.

AUTOMATIC PURCHASES. Your Account will be reviewed on each business day to determine whether it has a cash balance as a result of any credits accrued that day. Credits to your Account may arise, for example, from sales of securities or from direct cash payments into the Account. Debits to your Account may arise from purchases of securities, other Account charges (including, in the case of your BusinesScape Account, any principal and/or interest owed on your commercial line of credit, if applicable), debit card purchases, cash advances or withdrawals, and any checks written against the Account. The cash balance, reduced by any debits to your Account incurred that day, will be used to purchase shares of your selected Fund on the next business day at the Fund's share price calculated on that next day. However, if you make a cash payment into your Active Assets Account (by check) after Morgan Stanley's deadline for processing checks has passed, then investment in the Fund may not occur until the second business day after the payment is made (at the share price calculated on that day).

ALL PURCHASES. You begin earning dividends the same day your Fund shares are purchased. Each Fund will effect orders to purchase shares on each day the New York Stock Exchange is open. Orders to purchase shares must be received prior to 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes prior to such time, orders must be received prior to such earlier time. Orders received after such time will be processed the following business day.

HOW ARE FUND SHARES SOLD?

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VOLUNTARY SALES. If you wish to sell all or some of your Fund shares, you may do so by:

(a) instructing your Morgan Stanley Financial Advisor to wire transfer federal funds to your bank;

(b) writing a check against your Account in an amount equal to the value of shares you wish to sell (there may be fees imposed for writing these checks); or

(c) obtaining cash using your debit card (there may be fees imposed and certain limitations on withdrawals).

Once you have taken any of these steps, your sale will normally be processed on that same day at the Fund's share price calculated that day. If you submit a wire instruction to sell shares of a Fund before 4:00 p.m. Eastern time, you will receive payment of your sale proceeds on that day. If you submit your instruction after such times, your shares will be sold on the next business day and you will receive the proceeds from the sale on that next day. If you seek to sell Fund shares by writing a check against your Account, Fund shares will not be sold until the day on which the check is presented for payment. Prior to selling any Fund shares through any of the above methods you should call your Morgan Stanley Financial Advisor to determine the value of the Fund shares you own. If there is an insufficient value of Fund shares to cover your Account withdrawals, then Morgan Stanley DW may take the authorized steps described in your client account agreement. If you seek to sell shares by wire instruction, the amount covered in the instruction may not exceed the value of Fund shares you hold less any debits accrued to your Account; otherwise, the wire instruction will be refused and you will need to resubmit the instruction for a lesser amount.

AUTOMATIC SALES

NEGATIVE BALANCES IN YOUR ACCOUNT. Your Account will be reviewed on each business day to determine whether the Account has a negative balance as a result of debits incurred on that day. Of course, the negative balance will be reduced by any credits accrued to the Account on that day. On the same day, a sufficient number of your Fund shares will automatically be sold to equal the value of the negative balance. The sale price of the Fund's shares will be the share price calculated on that day. If the value of your Fund shares is insufficient to equal the negative balance, Morgan Stanley DW is authorized to take the actions described in your client account agreement, including, if you are eligible, applying a margin loan to your account or accessing your line of credit, as applicable, to cover outstanding debits.

In addition, if Morgan Stanley DW exercises its right to terminate the Account you are invested in, then all of your Fund shares will be sold.

INSUFFICIENT INVESTMENT AMOUNTS. If your investment in a Fund falls below the Fund's minimum maintenance requirement, your Fund shares will be sold and the proceeds will be reinvested as follows:

IF YOUR INVESTMENT IS IN               AND THE VALUE OF YOUR INVESTMENT IS LESS THAN       YOUR PROCEEDS WILL BE INVESTED IN
Active Assets Institutional            $2 million                                          Active Assets Money Trust
Money Trust
Active Assets Institutional            $2 million                                          Active Assets Government
Government Securities Trust                                                                Securities Trust

You should be aware that Active Assets Money Trust and Active Assets Government Securities Trust are subject to higher annual expenses than the Funds. In addition, if your investment is reinvested in shares of Active Assets Money Trust or Active Assets Government Securities Trust, you will lose one or more day's dividend because of the timing difference between the way the funds earn dividends. Please consult the appropriate fund's prospectus for more details.

The value of your investment will be tracked on a 30-day rolling average basis. In the event the value of your investment does not meet the minimum maintenance requirement for your Fund, we will provide you notice that allows you 30 days to increase your investment amount to satisfy the Fund's minimum maintenance requirement. A pattern of frequent notices may result in the Fund, in its discretion, automatically selling your shares, even if you meet the minimum maintenance requirement at the time of such sale. However, your shares will not be sold unless you had previously received a notice alerting you that the next time the value of your shares falls below your Fund's maintenance minimum (based on a 30-day rolling average basis) your shares will automatically be sold.

ALL SALES. You will not earn a dividend on the day your shares are sold.
Orders to sell shares (redemption requests) will be processed on the day on which they are received, provided they are received prior to 4:00 p.m.
Eastern time or, if the New York Stock Exchange closes earlier than 4:00 p.m., prior to such earlier closing time. Orders received after such time will be processed the following business day. Generally, payment for Fund shares sold will be made on the day on which the order is processed, but may be postponed under extraordinary circumstances when the Investment Adviser believes that same day payment is impractical or could have a material adverse impact on the Fund. For example, on any day that the Bond Market Association recommends that the bond markets close early, payments may be postponed with respect to redemption requests received subsequent to the recommended closing time. Such postponements will normally be until the next business day, but will not exceed seven calendar days (or three business days, if the order is executed through a broker). If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

DISTRIBUTIONS

[GRAPHIC]

Each Fund passes substantially all of its earnings along to its investors as "distributions." Each Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Investment Adviser does not anticipate that there will be significant capital gain distributions.

Each Fund declares and pays income dividends on each day the New York Stock Exchange is open for business, of all of its daily net investment income to shareholders of record as of 4:00 p.m. Eastern time (or, on days when the New York Stock Exchange closes prior to such time, at such earlier time). Dividends are reinvested automatically in additional shares of the respective Fund (rounded to the last 1/100 of a share). Short-term capital gains, if any, are distributed periodically. Long-term capital gains, if any, are distributed at least once in December.

FREQUENT PURCHASES AND REDEMPTIONS

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Because, as money market funds, each Fund's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of shares by Fund shareholders generally do not present risks for other shareholders of each Fund. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Funds' Board of Trustees applicable to other Morgan Stanley Funds are not applicable with respect to frequent purchases and redemptions of each Fund shares. However, frequent trading by Fund shareholders can disrupt management of each Fund and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market timing and we may bar shareholders who trade excessively from making further purchases for an indefinite period.

TAX CONSEQUENCES

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As with any investment, you should consider how your investment in a Fund will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Your distributions are normally subject to federal and state income tax when they are paid. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in a Fund. Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

When you open your Fund account, you should provide your social security or tax identification number. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

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The Investment Adviser and/or the distributor may pay additional compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' STATEMENT OF ADDITIONAL INFORMATION.

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.

FOR THE YEAR ENDED JUNE 30,                         2005             2004             2003             2002             2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                                ------------     ------------     ------------     ------------     ------------
Net income from investment operations                  0.021            0.009            0.014            0.024            0.058
Less dividends from net investment income             (0.021)          (0.009)+         (0.014)+         (0.024)+         (0.058)+
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, end of period                  $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            2.09%            0.91%            1.37%            2.45%            5.95%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                0.18%            0.18%            0.17%            0.17%            0.19%
Net investment income                                   1.97%            0.91%            1.36%            2.40%            5.61%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions          $        535     $        936     $      1,148     $      1,153     $      1,146

+    Includes capital gain distribution of less than $0.001.

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.

                                                                                    FOR THE PERIOD
                                                                                  NOVEMBER 4, 2002*
                                                                                       THROUGH
FOR THE YEAR ENDED JUNE 30,                         2005              2004          JUNE 30, 2003
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       1.00     $       1.00        $       1.00
                                                ------------     ------------        ------------
Net income from investment operations                  0.021            0.010               0.008
Less dividends from net investment income             (0.021)          (0.010)+            (0.008)
                                                ------------     ------------        ------------
Net asset value, end of period                  $       1.00     $       1.00        $       1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                            2.12%            0.97%               0.82%(1)
-------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                0.10%            0.09%               0.03%(2)
Net investment income                                   2.15%            0.96%               1.17%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    473,818     $    385,845        $    155,363

------------------------------

*    Commencement of operations.
+    Includes capital gain distribution of less than $0.001.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

                                                 EXPENSE        NET INVESTMENT
                    PERIOD ENDED:                 RATIO          INCOME RATIO
                    -------------                -------        --------------
                    JUNE 30, 2005                 0.20%              2.05%
                    JUNE 30, 2004                 0.21               0.84
                    JUNE 30, 2003                 0.47               0.73

NOTES

NOTES

Additional information about each Fund's investments is available in each Funds' ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Funds' STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Funds. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Funds or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.

You also may obtain information about the Funds by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Funds (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST                            AVIXX

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST            AISXX

THE FUNDS' INVESTMENT COMPANY ACT FILE NOS. ARE:

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST                         811-9713

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST        811-21024

Investments and services are offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley, Active Assets, Active Assets Account and BusinesScape are service marks of Morgan Stanley or its affiliates.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF#37854 PRO-00

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                                                            MORGAN STANLEY FUNDS


                                      ACTIVE ASSETS -- INSTITUTIONAL MONEY TRUST
                                                       INSTITUTIONAL GOVERNMENT
                                                       SECURITIES TRUST

                                                                     37854 10/05

                             TWO SEPARATE MONEY MARKET FUNDS OFFERED EXCLUSIVELY
                            TO PARTICIPANTS IN THE ACTIVE ASSETS OR BUSINESSCAPE
                                                                       ACCOUNTS.

[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS
                                                                OCTOBER 28, 2005

STATEMENT OF ADDITIONAL INFORMATION                    ACTIVE ASSETS
                                                       INSTITUTIONAL MONEY TRUST
OCTOBER 28, 2005
                                                       ACTIVE ASSETS
                                                       INSTITUTIONAL
                                                       GOVERNMENT
                                                       SECURITIES TRUST


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated October 28, 2005) for Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund") may be obtained without charge from the Funds at their address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Funds' audited financial statements for the fiscal year ended June 30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Funds' Annual Reports. Copies of the Funds' ANNUAL REPORTS TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

Active Assets Institutional Money Trust
Active Assets Institutional Government Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS

   I.  History of the Funds                                      4

  II.  Description of the Funds and Their Investments and
       Risks                                                     4

       A. Classification                                         4

       B. Investment Strategies and Risks                        4

       C. Investment Objectives/Policies/Investment
          Restrictions                                           7

       D. Disclosure of Portfolio Holdings                       8

 III.  Management of the Funds                                  12

       A. Board of Trustees                                     12

       B. Management Information                                12

       C. Compensation                                          19

  IV.  Control Persons and Principal Holders of Securities      20

   V.  Investment Advisory and Other Services                   20

       A. Investment Adviser and Administrator                  20

       B. Principal Underwriter                                 21

       C. Services Provided by the Investment Adviser and
          Administrator                                         22

       D. Other Service Providers                               23

       E. Codes of Ethics                                       23

       F. Proxy Voting Policy and Proxy Voting Record           23

       G. Revenue Sharing                                       25

  VI.  Brokerage Allocation and Other Practices                 25

       A. Brokerage Transactions                                25

       B. Commissions                                           26

       C. Brokerage Selection                                   26

       D. Directed Brokerage                                    27

       E. Regular Broker-Dealers                                27

 VII.  Capital Stock and Other Securities                       27

VIII.  Purchase, Redemption and Pricing of Shares               28

       A. Purchase/Redemption of Shares                         28

       B. Offering Price                                        28

  IX.  Taxation of the Funds and Their Shareholders             30

   X.  Underwriters                                             32

  XI.  Performance Data                                         32

 XII.  Financial Statements                                     32

XIII.  Fund Counsel                                             32

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York is the Custodian of the Funds' assets.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Either of Active Assets Institutional Money Trust or Active Assets Institutional Government Securities Trust, each a registered, no-load open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Funds.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Funds.

I. HISTORY OF THE FUNDS

     Each Fund was organized as a Massachusetts business trust, under a separate Declaration of Trust. Active Assets Institutional Money Trust was organized on November 23, 1999. Active Assets Institutional Government Securities Trust was organized on January 18, 2002.

II. DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

A. CLASSIFICATION

     Each Fund is an open-end, diversified management investment company whose investment objectives are to provide high current income, preservation of capital and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Funds' investment strategies and risks should be read with the sections of the Funds' PROSPECTUS entitled "Principal Investment Strategies" and "Principal Risks."

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Funds in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Funds. These agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by the Funds of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Funds will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Funds to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. In addition, Active Assets Institutional Money Trust may invest in repurchase agreements backed by non-governmental collateral. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Fund to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act (the "Rule")) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by the Requisite NRSROs, as determined by the Board of Trustees of the Fund or its delegate. Additionally, upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. A Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Investment Adviser, liquidity or other considerations warrant.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Each Fund may invest in variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Funds to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to a Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets a Fund's investment quality requirements.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. Each Fund will establish a segregated account with its Custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Funds and for purposes other than meeting redemptions may not exceed 5% of each Fund's total assets.

     PRIVATE PLACEMENTS. Active Assets Institutional Money Trust may invest in commercial paper issued in reliance on the so-called "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities."

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, each Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. Each Fund will not lend more than 33 1/3% of the value of its total assets.

     Each Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but each Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. Each Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

INVESTMENT STRATEGIES AND RISKS APPLICABLE TO ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

     PROMISSORY NOTES. The Fund may invest in unsecured promissory notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in corporate debt. The Fund may invest up to 10% in illiquid securities, including unsecured bank promissory notes.

     FUNDING AGREEMENTS. The Fund may invest in funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Fund may invest up to 10% in illiquid securities, including funding agreements.

     TAX-EXEMPT VARIABLE RATE DEMAND NOTES. The Fund may invest in tax-exempt variable rate demand notes, which are variable rate tax-exempt debt obligations that give investors the right to demand principal repayment. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.

     CORPORATE DEBT OBLIGATIONS. Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporate debt obligations subject to any quality constraints set forth under Rule 2a-7 of the Investment Company Act.

     ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

     Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies of instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries or repossessed collateral may not, in some cases, be available to support payments on those securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

     ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

C. INVESTMENT OBJECTIVES/POLICIES/INVESTMENT RESTRICTIONS

     Each Fund's investment objectives, policies and restrictions listed below have been adopted by the Funds as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the applicable Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the applicable Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, in each case, unless otherwise noted or required by law (such as limitations relating to borrowing or investments in illiquid securities), except in the case of borrowing and investments in illiquid securities.

     Each Fund will:

     1. Seek high current income, preservation of capital and liquidity.

     Each Fund will not:

     1. Borrow money, except for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, provided that (i) borrowing in the aggregate may not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed); or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 33 1/3% of the value of the Fund's total assets, and (ii) borrowing for purposes other than meeting redemption requests may not exceed 5% of the value of the Fund's total assets (including the amount borrowed).

     2. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer.

     3. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security).

     4. Purchase any securities, other than obligations of banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     5. Purchase any common stocks or other equity securities.

     6. Make loans to others, except through the purchase of the permitted debt obligations and repurchase agreements; and loans of portfolio securities in excess of 10% of the value of the Fund's total assets, made in accordance with guidelines established by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein.

     8. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

     9.  Underwrite securities of other issuers.

     10. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase agreement; (b) entering into any reverse repurchase agreement; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) borrowing money in accordance with restrictions described above.

     In addition, as a non-fundamental policy, each Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G), or 12(d)(1)(J) of the Investment Company Act. Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds' Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Funds' and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Funds. Consideration includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Funds have a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Funds make available on their public website complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     The Funds provide a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Funds may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Funds and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Funds without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by that Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Funds may disclose portfolio holdings to transition managers, provided that the Funds have entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about the Funds' portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with each Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or each Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to each Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or each Fund currently have entered into ongoing arrangements with the following parties:

NAME                                         INFORMATION DISCLOSED          FREQUENCY(1)                    LAG TIME
----------------------------------------  ---------------------------  ---------------------- ------------------------------------
SERVICE PROVIDERS

Institutional Shareholder Services (ISS)  Complete portfolio holdings  Twice a month                           (2)
   (proxy voting agent)(*)

Morgan Stanley Trust(*)                   Complete portfolio holdings  As needed                               (2)

The Bank of New York(*)                   Complete portfolio holdings  As needed                               (2)

FT Interactive Data Pricing Service       Complete portfolio holdings  As needed                               (2)
   Provider(*)

FUND RATING AGENCIES

Lipper(*)                                 Top Ten and Complete         Quarterly basis        Approximately 15 days after quarter
                                          portfolio holdings                                  end and approximately 30 days after
                                                                                              quarter end

Morningstar(**)                           Top Ten and Complete         Quarterly basis        Approximately 15 days after quarter
                                          portfolio holdings                                  end and approximately 30 days after
                                                                                              quarter end

Standard & Poor's(*)                      Complete portfolio holdings  Quarterly basis        Approximately 15 day lag

Investment Company Institute(**)          Top Ten portfolio holdings   Quarterly basis        Approximately 15 days after quarter
                                                                                              end

CONSULTANTS AND ANALYSTS

Americh Massena & Associates, Inc.(*)     Top Ten and Complete         Quarterly basis(5)     Approximately 10-12 days after
                                          portfolio holdings                                  quarter end

Bloomberg(**)                             Complete portfolio holdings  Quarterly basis        Approximately 30 days after quarter
                                                                                              end

Callan Associates(*)                      Top Ten and Complete         Monthly and quarterly  Approximately 10-12 days after
                                          portfolio holdings           basis, respectively(5) month/quarter end

Cambridge Associates(*)                   Top Ten and Complete         Quarterly basis(5)     Approximately 10-12 days after
                                          portfolio holdings                                  quarter end

NAME                                         INFORMATION DISCLOSED          FREQUENCY(1)                    LAG TIME
----------------------------------------  ---------------------------  ---------------------- ------------------------------------
Citigroup(*)                              Complete portfolio holdings  Quarterly basis(5)     At least one day after quarter end

CTC Consulting, Inc.(**)                  Top Ten and Complete         Quarterly basis        Approximately 15 days after quarter
                                          portfolio holdings                                  end and approximately 30 days after
                                                                                              quarter end, respectively

Evaluation Associates(*)                  Top Ten and Complete         Monthly and quarterly  Approximately 10-12 days after
                                          portfolio holdings           basis, respectively(5) month/quarter end

Fund Evaluation Group(**)                 Top Ten portfolio            Quarterly basis        At least 15 days after quarter end
                                          holdings(3)

Jeffrey Slocum & Associates(*)            Complete portfolio           Quarterly basis(5)     Approximately 10-12 days after
                                          holdings(4)                                         quarter end

Hammond Associates(**)                    Complete portfolio           Quarterly basis        At least 30 days after quarter end
                                          holdings(4)

Hartland & Co.(**)                        Complete portfolio           Quarterly basis        At least 30 days after quarter end
                                          holdings(4)

Hewitt Associates(*)                      Top Ten and Complete         Monthly and quarterly  Approximately 10-12 days after
                                          portfolio holdings           basis, respectively(5) month/quarter end

                                          Top Ten and Complete         Monthly and quarterly  Approximately 10-12 days after
                                          portfolio holdings           basis, respectively(5) month/quarter end

Mobius(**)                                Top Ten portfolio            Monthly basis          At least 15 days after month end
                                          holdings(3)

Nelsons(**)                               Top Ten portfolio            Quarterly basis        At least 15 days after quarter end
                                          holdings(3)

Prime Buchholz & Associates, Inc.(**)     Complete portfolio           Quarterly basis        At least 30 days after quarter end
                                          holdings(4)

PSN(**)                                   Top Ten portfolio            Quarterly basis        At least 15 days after quarter end
                                          holdings(3)

PFM Asset Management LLC(*)               Top Ten and Complete         Quarterly basis(5)     Approximately 10-12 days after
                                          portfolio holdings                                  quarter end

Russell Investment Group/Russell/         Top Ten and Complete         Monthly and quarterly  At least 15 days after month end and
   Mellon Analytical Services, Inc.(**)   portfolio holdings           basis                  at least 30 days after quarter end,
                                                                                              repectively

Strafford Advisory Group, Inc.(*)         Top Ten portfolio            Quarterly basis(5)     Approximately 10-12 days after
                                          holdings(6)                                         quarter end

Thompson Financial(**)                    Complete portfolio           Quarterly basis        At least 30 days after quarter end
                                          holdings(4)

Watershed Investment Consultants, Inc.(*) Top Ten and Complete         Quarterly basis(5)     Approximately 10-12 days after
                                          portfolio holdings                                  quarter end

Yanni Partners(**)                        Top Ten portfolio            Quarterly basis        At least 15 days after quarter end
                                          holdings(3)

PORTFOLIO ANALYTICS PROVIDERS

Fact Set(*)                               Complete portfolio holdings  Daily                  One day

----------------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.
(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6) Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or each Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently these persons include (i) each Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to each Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and each Fund's Board of Trustees (or a designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public information.

     In no instance may the Investment Adviser or the Funds receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of each Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary each Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest rates; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Funds, the Investment Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds' Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUNDS

A. BOARD OF TRUSTEES

     The Board of Trustees of each of the Funds oversees the management of each Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Funds' general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Funds and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of each Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of each Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANTS   SERVED*              PAST 5 YEARS**            BY TRUSTEE            BY TRUSTEE
------------------------    -----------  ----------    ------------------------------   ------------   ------------------------
Michael Bozic (64)          Trustee      Since         Private investor; Director or         197       Director of various
c/o Kramer Levin                         April 1994    Trustee of the Retail Funds                     business organizations.
Naftalis & Frankel LLP                                 (since April 1994) and the
Counsel to the                                         Institutional Funds (since
Independent Trustees                                   July 2003); formerly Vice
1177 Avenue of the                                     Chairman of Kmart Corporation
Americas                                               (December 1998-October 2000),
New York, NY 10036                                     Chairman and Chief Executive
                                                       Officer of Levitz Furniture
                                                       Corporation (November
                                                       1995-November 1998) and
                                                       President and Chief Executive
                                                       Officer of Hills Department
                                                       Stores (May 1991-July 1995);
                                                       formerly variously Chairman,
                                                       Chief Executive Officer,
                                                       President and Chief Operating
                                                       Officer (1987-1991) of the
                                                       Sears Merchandise Group of
                                                       Sears, Roebuck & Co.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                               POSITION(S)   LENGTH OF                                   COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE        REGISTRANTS    SERVED*           PAST 5 YEARS**          BY TRUSTEE          BY TRUSTEE
----------------------------  ------------  ----------  ------------------------------  ----------  -----------------------------
Edwin J. Garn (73)            Trustee       Since       Consultant; Director or            197      Director of Franklin Covey
1031 N.Chartwell Court                      January     Trustee of the Retail Funds                 (time management systems),
Salt Lake City, UT 84103                    1993        (since January 1993) and the                BMW Bank of North America,
                                                        Institutional Funds (since                  Inc. (industrial loan
                                                        July 2003); member of the                   corporation), Escrow Bank
                                                        Utah Regional Advisory Board                USA (industrial loan
                                                        of Pacific Corp.(utility                    corporation) United Space
                                                        company); formerly Managing                 Alliance (joint venture
                                                        Director of Summit Ventures                 between Lockheed Martin
                                                        LLC (lobbying and consulting                and the Boeing Company)
                                                        firm) (2000-2004); United                   and Nuskin Asia Pacific
                                                        States Senator (R-Utah)                     (multilevel marketing);
                                                        (1974-1992) and Chairman,                   member of the board of
                                                        Senate Banking Committee                    various civic and
                                                        (1980-1986), Mayor of Salt                  charitable organizations.
                                                        Lake City, Utah (1971-1974),
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19, 1985),
                                                        and Vice Chairman, Huntsman
                                                        Corporation (chemical company).

Wayne E. Hedien (71)          Trustee       Since       Retired; Director or Trustee       197      Director of The PMI Group
c/o Kramer Levin                            September   of the Retail Funds (since                  Inc. (private mortgage
Naftalis & Frankel LLP                      1997        September 1997) and the                     insurance); Trustee and
Counsel to the                                          Institutional Funds (since                  Vice Chairman of The Field
Independent Trustees                                    July 2003); formerly                        Museum of Natural History;
1177 Avenue of the                                      associated with the Allstate                director of various other
Americas                                                Companies (1966-1994), most                 business and charitable
New York, NY 10036                                      recently as Chairman of The                 organizations.
                                                        Allstate Corporation (March
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

Dr. Manuel H. Johnson (56)    Trustee       Since       Senior Partner, Johnson Smick      197      Director of NVR, Inc.
c/o Johnson Smick                           July 1991   International, Inc., a                      (home construction);
Group, Inc.                                             consulting firm; Chairman of                Director of KFX Energy;
888 16th Street, NW                                     the Audit Committee and                     Director of RBS Greenwich
Suite 740                                               Director or Trustee of the                  Capital Holdings (financial
Washington, D.C. 20006                                  Retail Funds (since July                    holding company).
                                                        1991) and the Institutional
                                                        Funds (since July 2003);
                                                        Co-Chairman and a founder of
                                                        the Group of Seven Council
                                                        (G7C), an international
                                                        economic commission; formerly
                                                        Vice Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S. Treasury.

Joseph J. Kearns (63)         Trustee       Since       President, Kearns &                198      Director of Electro Rent
c/o Kearns &                                July 2003   Associates LLC (investment                  Corporation (equipment
Associates LLC                                          consulting); Deputy Chairman                leasing), The Ford Family
PMB754                                                  of the Audit Committee and                  Foundation, and the UCLA
23852 Pacific Coast Highway                             Director or Trustee of the                  Foundation.
Malibu, CA 90265                                        Retail Funds (since July
                                                        2003) and the Institutional
                                                        Funds (since August 1994);
                                                        previously Chairman of the
                                                        Audit Committee of the
                                                        Institutional Funds (October
                                                        2001-July 2003); formerly CFO
                                                        of the J. Paul Getty Trust.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                               POSITION(S)   LENGTH OF                                   COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE        REGISTRANTS    SERVED*           PAST 5 YEARS**          BY TRUSTEE          BY TRUSTEE
----------------------------  ------------  ----------  ------------------------------  ----------  -----------------------------
Michael E. Nugent (69)        Trustee       Since       General Partner of Triumph         197
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (73)              Trustee       Since       Chairman of Lumelite Plastics      198      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                certain investment
Corporation                                             Governance Committee and                    companies in the JPMorgan
85 Charles Colman Blvd.                                 Director or Trustee of the                  Funds complex managed by
Pawling, NY 12564                                       Retail Funds (since July 2003)              J.P. Morgan Investment
                                                        and the Institutional Funds                 Management Inc.
                                                        (since June 1992).

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                              POSITION(S)   LENGTH OF                                   OVERSEEN BY
  NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING  MANAGEMENT   OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANTS    SERVED*            PAST 5 YEARS**            TRUSTEE           BY TRUSTEE
----------------------------  ------------  ----------  ------------------------------  -----------  -----------------------------
Charles A. Fiumefreddo (72)   Chairman      Since       Chairman and Director or            197
c/o Morgan Stanley Trust      of the        July 1991   Trustee of the Retail Funds
Harborside Financial Center,  Board and                 (since July 1991) and the
Plaza Two,                    Trustee                   Institutional Funds (since
Jersey City, NJ 07311                                   July 2003); formerly Chief
                                                        Executive Officer of the
                                                        Retail Funds (until September
                                                        2002).

James F. Higgins (57)         Trustee       Since       Director or Trustee of the          197      Director of AXA
c/o Morgan Stanley Trust                    June 2000   Retail Funds (since June                     Financial, Inc. and The
Harborside Financial                                    2000) and the Institutional                  Equitable Life Assurance
Center,                                                 Funds (since July 2003);                     Society of the United
Plaza Two,                                              Senior Advisor of Morgan                     States (financial services).
Jersey City, NJ 07311                                   Stanley (since August 2000);
                                                        Director of the Distributor
                                                        and Dean Witter Realty Inc.;
                                                        previously President and
                                                        Chief Operating Officer of
                                                        the Private Client Group of
                                                        Morgan Stanley (May 1999-
                                                        August 2000), and President
                                                        and Chief Operating Officer
                                                        of Individual Securities of
                                                        Morgan Stanley (February 1997-
                                                        May 1999).

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)         LENGTH OF
    NAME, AGE AND ADDRESS OF         HELD WITH            TIME                       PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER            REGISTRANTS          SERVED*                             PAST 5 YEARS**
-------------------------------   ---------------  --------------------  ---------------------------------------------------------
Ronald E. Robison (66)            President and    President since       President (since September 2005) and Principal
1221 Avenue of the Americas       Principal        September 2005 and    Executive Officer of funds in the Fund Complex (since
New York, NY 10020                Executive        Principal Executive   May 2003); Managing Director of Morgan Stanley & Co.
                                  Officer          Officer since May     Incorporated and Morgan Stanley; Managing Director
                                                   2003                  and Director of Morgan Stanley Investment Management
                                                                         Inc., Morgan Stanley Distribution Inc. and Morgan
                                                                         Stanley Distributors Inc.; Managing Director, Chief
                                                                         Administrative Officer and Director of Morgan Stanley
                                                                         Investment Advisors Inc. and Morgan Stanley Services
                                                                         Company Inc.; Chief Executive Officer and Director of
                                                                         Morgan Stanley Trust; Director of Morgan Stanley
                                                                         SICAV (since May 2004); President (since September
                                                                         2005) and Principal Executive Officer (since May
                                                                         2003) of the Van Kampen Funds; previously, Executive
                                                                         Vice President (July 2003-September 2005) of funds in
                                                                         the Fund Complex and the Van Kampen Funds. He was
                                                                         also previously President and Director of the
                                                                         Institutional Funds (March 2001-July 2003), Chief
                                                                         Global Operations Officer of Morgan Stanley
                                                                         Investment Management Inc. and Chief Executive
                                                                         Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)          Vice President   Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                              Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                       Management Inc.; Chief Investment Officer of the Van
                                                                         Kampen Funds; Vice President of the Institutional
                                                                         Funds (since July 2003) and the Retail Funds (since
                                                                         July 1995).

Barry Fink (50)                   Vice President   Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas                                              Director (since December 2000) of Morgan Stanley
New York, NY 10020                                                       Investment Management; Managing Director (since
                                                                         December 2000), Secretary (since February 1997) and
                                                                         Director of the Investment Adviser and the
                                                                         Administrator; Vice President of the Retail Funds;
                                                                         Assistant Secretary of Morgan Stanley DW; Vice
                                                                         President of the Institutional Funds (since July
                                                                         2003); Managing Director, Secretary and Director of
                                                                         the Distributor; previously Secretary of the Retail
                                                                         Funds (February 1997-July 2003) and General Counsel
                                                                         (February 1997-April 2004) of the Retail Funds; Vice
                                                                         President and Assistant General Counsel of the
                                                                         Investment Adviser and the Administrator (February
                                                                         1997-December 2001).

Amy R. Doberman (43)              Vice President   Since July 2004       Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                              Investment Management; Managing Director of Morgan
New York, NY 10020                                                       Stanley Investment Management Inc. and the Investment
                                                                         Adviser; Vice President of the Institutional and
                                                                         Retail Funds (since July 2004); Vice President of the
                                                                         Van Kampen Funds (since August 2004); previously,
                                                                         Managing Director and General Counsel -- Americas, UBS
                                                                         Global Asset Management (July 2000-July 2004) and
                                                                         General Counsel, Aeltus Investment Management, Inc.
                                                                         (January 1997-July 2000).

Carsten Otto (41)                 Chief            Since October 2004    Executive Director and U.S. Director of Compliance
1221 Avenue of the Americas       Compliance                             for Morgan Stanley Investment Management (since
New York, NY 10020                Officer                                October 2004); Executive Director of the Investment
                                                                         Adviser and Morgan Stanley Investment Management
                                                                         Inc.; formerly Assistant Secretary and Assistant
                                                                         General Counsel of the Morgan Stanley Retail Funds.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)         LENGTH OF
    NAME, AGE AND ADDRESS OF         HELD WITH            TIME                       PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER            REGISTRANTS          SERVED*                             PAST 5 YEARS**
-------------------------------   ---------------  --------------------  ---------------------------------------------------------
Stefanie V. Chang (38)            Vice President   Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                              Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                       Inc. and the Investment Adviser; Vice President of
                                                                         the Institutional Funds (since December 1997) and the
                                                                         Retail Funds (since July 2003); formerly practiced
                                                                         law with the New York law firm of Rogers & Wells (now
                                                                         Clifford Chance US LLP).

Francis J. Smith (40)             Treasurer and    Treasurer since       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust          Chief            July 2003 and Chief   Administrator (since December 2001); previously, Vice
Harborside Financial Center,      Financial        Financial Officer     President of the Retail Funds (September 2002-July 2003),
Plaza Two,                        Officer          since September 2002  Vice President of the Investment Adviser and the
Jersey City, NJ 07311                                                    Administrator (August 2000-November 2001) and Senior
                                                                         Manager at PricewaterhouseCoopers LLP (January 1998-
                                                                         August 2000).

Thomas F. Caloia (59)             Vice President   Since July 2003       Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                 Assistant Treasurer of the Investment Adviser, the
Harborside Financial Center,                                             Distributor and the Administrator; previously
Plaza Two,                                                               Treasurer of the Retail Funds (April 1989-July 2003);
Jersey City, NJ 07311                                                    formerly First Vice President of the Investment
                                                                         Adviser, the Distributor and the Administrator.

Mary E. Mullin (38)               Secretary        Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                              Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                       Inc. and the Investment Adviser; Secretary of the
                                                                         Institutional Funds (since June 1999) and the Retail
                                                                         Funds (since July 2003); formerly practiced law with
                                                                         the New York law firms of McDermott, Will & Emery and
                                                                         Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of each of the Funds:
Lou Anne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each of the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004, is shown below.


                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                           (AS OF DECEMBER 31, 2004)
---------------        ----------------------------------------------     ----------------------------------------------
INDEPENDENT:

Michael Bozic                               None                                             over $100,000
Edwin J. Garn                               None                                             over $100,000
Wayne E. Hedien                             None                                             over $100,000
Dr. Manuel H. Johnson                       None                                             over $100,000
Joseph J. Kearns(1)                         None                                             over $100,000
Michael E. Nugent                           None                                             over $100,000
Fergus Reid(1)                              None                                             over $100,000

INTERESTED:

Charles A. Fiumefreddo                Over $100,000(2)                                       over $100,000
James F. Higgins                            None                                             over $100,000

----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

(2)  Active Assets Institutional Money Trust

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of each Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of each Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Funds' fiscal year ended June 30, 2005, the Audit Committee held ten meetings.

     The members of the Audit Committee of the Funds are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit Committee is an interested person, as defined under the Investment Company Act, of each Fund (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of each Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Funds' Board and on committees of such Board and recommends such qualified individuals for nomination by the Funds' Independent Trustees as candidates for election as Independent Trustees, advises the Funds' Board with respect to Board composition, procedures and committees, develops and recommends to the Funds' Board a set of corporate governance principles applicable to each Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Funds' fiscal year ended June 30, 2005, the Governance Committee held two meetings.

     The Funds do not have a separate nominating committee. While the Funds' Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Funds believe that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien,
Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for each Fund. Persons recommended by the Funds' Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of each Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each Fund expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Funds' Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     There were 22 meetings of the Board of Trustees of each Fund held during the fiscal year ended June 30, 2005. The Independent Trustees of each Fund also met 3 times during that time, in addition to the 22 meetings of the full Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by each Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Funds' fiscal year ended June 30, 2005, the Insurance Committee held seven meetings.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and each Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. Each Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of each Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Funds' Board of Trustees. Shareholders should send communications intended for the Funds' Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds' office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by managements, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     Each of the Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Funds who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee.


     Effective April 1, 2004, each of the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the Funds' Trustees from each of the Funds for the fiscal year ended June 30, 2005, and the aggregate compensation payable to each of the Funds' Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                                       TOTAL
                                    TOTAL          COMPENSATION          NUMBER OF
                                COMPENSATION           FROM          PORTFOLIOS IN THE
                                    FROM           ACTIVE ASSETS       FUND COMPLEX
                                ACTIVE ASSETS      INSTITUTIONAL      FROM WHICH THE    TOTAL COMPENSATION
                                INSTITUTIONAL       GOVERNMENT       TRUSTEE RECEIVED      FROM THE FUND
                                MONEY TRUST       SECURITIES TRUST    COMPENSATION(5)        COMPLEX(5)
                                -------------     ----------------   -----------------  ------------------
NAME OF INDEPENDENT TRUSTEE:
Michael Bozic(1)(3)             $         996      $          493           197           $    178,000
Edwin J. Garn(1)(3)                       982                 488           197                178,000
Wayne E. Hedien(1)(2)                     996                 493           197                178,000
Dr. Manuel H. Johnson(1)                1,327                 660           197                238,000
Joseph J. Kearns(1)(4)                  1,148                 580           198                211,000
Michael E. Nugent(1)(2)                 1,161                 577           197                208,000
Fergus Reid(1)(3)                       1,161                 577           198                213,000

NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2)               1,988               1,003           197                360,000
James F. Higgins                            0                   0           197                      0

----------
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Funds, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the Funds' Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.


                                     RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL BENEFITS UPON
                                             FUND EXPENSES                     RETIREMENT(1)
                                            BY ALL ADOPTING                  FROM ALL ADOPTING
                                                 FUNDS                             FUNDS
                                     ------------------------------   ------------------------------
NAME OF INDEPENDENT TRUSTEE:
Michael Bozic                                 $   19,437                         $  46,871
Edwin J. Garn                                     28,779                            46,917
Wayne E. Hedien                                   37,860                            40,020
Dr. Manuel H. Johnson                             19,701                            68,630
Michael E. Nugent                                 35,471                            61,377

----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding shares of Active Assets Institutional Money Trust on October 3, 2005: CFS/AAA Institutional Money Trust Omnibus Account, Attn: Peter Fu, AAA OPS, Harborside Financial Center, 6th Fl, Jersey City, NJ 07302 -- 18.55%; Royal Gold, Inc., Attention: Karen Gross, 1660 Wynkoop St. Ste. 1000, Denver, CO 80202-1115 -- 8.52%; Stephen & Mary Birch Foundation, 103 Foulk Road, Wilmington, DE 19803-3742 -- 5.48%.

     The following owned 5% or more of the outstanding shares of Active Assets Institutional Government Securities Trust on October 3, 2005: Maxim Integrated Products, Inc., Attention: Carl Jasper, 120 San Gabriel Road, Sunnyvale, CA 94086-5125 -- 20.84%; CFS/AAA Institutional Government Securities Trust Omnibus Account, Attn: Peter Fu, AAA OPS, Harborside Financial Center, 6th Fl, Jersey City, NJ 07302 -- 20.45%.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Funds owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to each Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, each Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sales of portfolio securities. Each Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.15% of the daily net assets.

     The Board of Trustees of the Funds approved amending and restating, effective November 1, 2004, the Management Agreement of each Fund to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.10% of the daily net assets. The Funds' Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.05% reduction in the investment advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     In the case of Active Assets Institutional Government Securities
Trust, the Investment Adviser and Administrator have capped the Fund's expenses and waived the compensation provided for in its respective Investment Advisory and Administration Agreements with the Fund as follows through April 30, 2006: 0.10% of the Fund's daily net assets not exceeding $500 million; 0.15% of the Fund's daily net assets exceeding $500 million but not exceeding $750 million; 0.20% of the Fund's daily net assets exceeding $750 million.

     Thereafter in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Adviser and Administrator have agreed, under each respective Investment Advisory Agreement and Administration Agreement, to assume Fund operating expenses (except for brokerage fees) and to waive the compensation provided under each agreement to the extent such operating expenses and compensation exceed on an annualized basis 0.20% of the average daily net assets of the Fund.

     Taking these waivers and assumptions of expenses into account, for the fiscal years ended June 30, 2003, 2004 and 2005, Active Assets Institutional Money Trust accrued to the Investment Adviser total compensation under its Management Agreement and Investment Advisory Agreement in the amounts of $1,779,758, $1,611,003 and $989,790, respectively.

     Taking these waivers and assumptions of expenses into account, for the fiscal period November 4, 2002 (commencement of operations) through June 30, 2003, and for the fiscal years ended June 30, 2004 and 2005, Active Assets Institutional Government Securities Trust accrued to the Investment Adviser total compensation under its Management Agreement and Investment Advisory Agreement in the amounts of $0, $65,556 and $74,237, respectively.

     For the period November 1, 2004 through June 30, 2005, Active Assets Institutional Money Trust accrued to the Administrator total compensation under its Administration Agreement in the amount of $253,951.

     For the period November 1, 2004 through June 30, 2005, Active Assets Institutional Government Securities Trust accrued to the Administrator total compensation under its Administration Agreement in the amount of $146,072.

     Although the entities providing administrative services to the Funds have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Funds for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Funds.

B. PRINCIPAL UNDERWRITER

     Each Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Fund. In addition, the Distributor may enter into similar agreements with other selected broker dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Investment Adviser compensates Morgan Stanley DW's Financial Advisors by paying them, from the Investment Adviser's own funds, the following annual residual commissions, based on the current value of each account for investors in the Funds, for which they are the Financial Advisors of record:

FUND                                                       ANNUAL RESIDUAL COMMISSION
Active Assets Institutional Money Trust                               0.03%
Active Assets Institutional Government Securities Trust               0.03%

     The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

     Each Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under each Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Funds or any of their shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Funds or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objective.

     Under the terms of each Administration Agreement, the Administrator maintains certain of each Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as each Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Funds.

     Expenses not expressly assumed by the Investment Adviser under each Investment Advisory Agreement or by the Administrator under each Administration Agreement or by the Distributor will be paid by the applicable Fund. Such expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs; the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund and supplements thereto to the Funds' shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of each Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of each Fund's independent registered public accounting firm; membership dues of industry associations; interest on either Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of each Fund's operation.

     Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to either Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by either Fund or its investors.


     Each Investment Advisory Agreement will remain in effect from year to year, provided continuance of each Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the applicable Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     Each Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Funds or any of its investors for any act or omission by the Administrator or for any losses sustained by the Funds or its investors. Each Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for each Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on each Fund's shares and agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for each Fund's assets. Any of the Funds' cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of each Fund. Each Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS

     The Funds, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Funds, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

F. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in each Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -  Generally, routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     - The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to as "Research Providers." The services provided to the Investment Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as each Fund's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

G. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of each Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, services fees and/or transfer agency fees that may be payable by each Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of each Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of each Fund and/or some or all other Morgan Stanley Funds), each Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

     Morgan Stanley DW has an arrangement whereby the Funds' investment adviser, out of its own assets, pays Morgan Stanley DW an amount up to 0.18% annually of the value of the shares of the following money market funds held in Morgan Stanley DW accounts: New York Municipal Money Market Trust; Tax-Fee Daily Income Trust; U.S. Government Money Market Trust; Liquid Asset Fund Inc.; Active Assets Institutional Money Trust; Active Assets California Tax Free Trust; Active Assets Government Securities Trust; Active Assets Tax Free Trust; Active Assets Money Trust; Active Assets Institutional Government Securities Trust; and California Tax-Free Daily Income Trust.

     In addition, for the Active Assets Institutional Government Securities Trust and the Active Assets Institutional Money Trust, Morgan Stanley Funds' Investment Manager pays Morgan Stanley DW an additional 0.03% annually of the value of shares held in Morgan Stanley DW accounts.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.




VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through dealers, issuers or underwriters. Such transactions are generally made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     During the fiscal years ended June 30, 2003, 2004 and 2005, Active Assets Institutional Money Trust paid no such brokerage commissions or concessions.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal years ended June 30, 2004 and 2005, Active Assets Institutional Government Securities Trust paid no such brokerage commissions or concessions.

B. COMMISSIONS

     Pursuant to an order of the Securities and Exchange Commission (the "SEC"), each Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. Each Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended June 30, 2003, 2004 and 2005, Active Assets Institutional Money Trust did not effect any principal transactions with Morgan Stanley DW.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal years ended June 30, 2004 and 2005, Active Assets Institutional Government Securities Trust did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for either Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Funds do not reduce the management fee they pay to the Investment Adviser by any amount of the brokerage commissions they may pay to an affiliated broker or dealer.

     During the fiscal years ended June 30, 2003, 2004 and 2005, Active Assets Institutional Money Trust paid no brokerage commissions to an affiliated broker or dealer.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal years ended June 30, 2004 and 2005, Active Assets Institutional Government Securities Trust paid no brokerage commissions to an affiliated broker or dealer.

C. BROKERAGE SELECTION

     The policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.

     In seeking to implement the Funds' policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Adviser and thereby reduce its expenses, it is of indeterminable value and the Funds do not reduce the management fee they pay to the Investment Adviser by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Adviser may consider a broker-dealer's sales of shares of each Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Funds do not, however, require a broker-dealer to sell shares of the Fund, in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Funds' transactions will be directed to a broker which sells shares of the Funds to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.


     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Funds) in such manner they deem equitable. In making such allocations among the Funds and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE

     During the fiscal year ended June 30, 2005, neither Active Assets Institutional Money Trust nor Active Assets Institutional Government Securities Trust paid any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended June 30, 2005, Active Assets Institutional Money Trust purchased securities issued by Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman Sachs Group, Inc., Deutsche Securities Inc., Lehman Brothers Inc. and JP Morgan Chase & Co., which issuers were among the ten brokers or dealers which executed transactions for or with Active Assets Institutional Money Trust in the largest dollar amounts during the year. At June 30, 2005, Active Assets Institutional Money Trust held securities issued by Banc of America Securities LLC, Goldman Sachs Group Inc., Citigroup Global Markets Inc. and Deutsche Securities Inc. with market values of $40,000,000, $20,000,000, $10,000,000 and $10,000,000, respectively.

     During the fiscal year ended June 30, 2005, Active Assets Institutional Government Securities Trust did not purchase securities issued by brokers or dealers that were among the ten brokers or dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At June 30, 2005, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of each Fund are entitled to a full vote for each full share of beneficial interest held. The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of each Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     Each Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series of classes of shares other than as set forth in the PROSPECTUS.

     The Funds are not required to hold annual meetings of shareholders and in ordinary circumstances the Funds do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Funds are required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of each Fund. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the respective Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Funds, the risk to each Fund's shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the respective Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed) is provided in the Funds' PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption of the Funds' shares or the application of proceeds to the purchase of new shares in a Fund, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer in the performance of such functions. With respect to redemptions, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Funds are not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

B. OFFERING PRICE

     The price of each Fund's shares, called "net asset value," is based on the value of each respective Fund's portfolio securities.

     Each Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. Each Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the investment. During such periods, the yield to investors in each Fund may differ somewhat from that obtained in a similar company which uses marked-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in either Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of each Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Funds' shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the

Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and
(d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of either Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which a Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) an Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by the Trustees; (iii) in addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). Each Fund will limit its investments to securities that meet the requirements for Eligible Securities; however, each Fund may invest in adjustable rate government securities with final maturities in excess of 397 days.

     As permitted by the Rule, the Trustees have delegated to the Funds' Investment Adviser the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, each Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of each Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule further requires that each Fund limit its investments to U.S. dollar-denominated instruments that the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days, except for obligations of the U.S. Government where the variable rate of interest is readjusted no less frequently than every 762 calendar days and which shall be deemed to have a remaining maturity equal to the period remaining until the next readjustment of the interest rate. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the applicable Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of a Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Funds will notify their respective shareholders of any such change.

IX. TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS

     Each Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Funds will affect the amount, timing and character of the distributions made by each Fund. The following discussion is only a summary of certain tax considerations generally affecting the Funds and shareholders of the Funds and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     Each Fund intends to declare and pay all of its net investment income (and net short-term capital gains, if any) as dividends daily. Dividends are automatically reinvested in additional Fund shares at net asset value. Net investment income, for dividend purposes, includes accrued interest and original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of each Fund, respectively. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund.

     The Trustees of the Funds may revise the dividend policy or postpone the payment of dividends if a Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

     It is each Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

     TAXES. Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income taxes, provided that each Fund timely distributes all of its taxable net investment income and all of its net realized gains to its shareholders.

     Each Fund generally intends to distribute sufficient income and gains so that it will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Fund may instead determine to retain all or part of any capital gains in any year for reinvestment. In such event, a Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by each Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Funds receive no payments in cash on the security during the year. To the extent that the Funds invest in such securities, they would be required to pay out such income as an income distribution in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Funds or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Funds may realize a gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Shareholders normally will be subject to federal income tax, and state and/or local income taxes on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Interest income and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Net long-term capital gains distributions are taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the shareholder receives such distribution in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     It is not anticipated that the ordinary dividends or net long-term capital gains distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distribution from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Funds of any taxable interest income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Funds will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Funds as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Funds will continue to withhold these amounts regardless of the fact that it is no longer required to do so. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount received and the tax basis of the shares. Fund shares held for a period of one-year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. However, as each Fund intends to maintain its share price at $1.00, preserving the principal value of a shareholder's investment, a shareholder generally will not realize gain or loss on the sale or redemption of shares in a Fund.

X. UNDERWRITERS

     Each Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the section titled "Principal Underwriter."

XI. PERFORMANCE DATA

     Active Assets Institutional Money Trust's current yield for the seven days ended June 30, 2005 was 3.05%. The seven day effective annual yield on June 30, 2005 was 3.09%, assuming daily compounding.

     Active Assets Institutional Government Securities Trust's current yield for the seven days ended June 30, 2005 was 3.06%. The seven day effective annual yield on June 30, 2005 was 3.10%, assuming daily compounding.

XII. FINANCIAL STATEMENTS

     The Funds' audited financial statements for the fiscal year ended June 30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Funds' annual reports. Copies of the Funds' ANNUAL REPORTS TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Funds' legal counsel.

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     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENTS the Funds have filed with the SEC. The complete REGISTRATION STATEMENT for each Fund may be obtained from the SEC.